GARTMORE MUTUAL FUNDS

                       Gartmore Asia Pacific Leaders Fund
                         Gartmore European Leaders Fund
                      Gartmore Global Small Companies Fund
                                Gartmore OTC Fund
                          Nationwide  Growth Focus Fund

                    Prospectus Supplement dated July 1, 2002
                        to Prospectus dated March 1, 2002


Effective July 1, 2002, the disclosure on page 5, footnote 9 and page 8, footnote 9 of the above noted prospectus is deleted and replaced with the following:

GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A, Class B, Class C and Institutional Service Class shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.